Exhibit 99.1

VirTra Announces Receipt of Notice from Nasdaq Regarding Late Filing of Annual Report on Form 10-K

TEMPE, Ariz. — April 7, 2022 —VirTra, Inc. (NASDAQ: VTSI) (“VirTra”), a global provider of judgmental use of force training simulators, and firearms training simulators for the law enforcement and military markets, announced today that it received a written notice from The Nasdaq Stock Market LLC (“Nasdaq”) on April 5, 2022, stating that because VirTra has not yet filed its Form 10-K for the year ended December 31, 2021 (the “Form 10-K”), it is no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

This notification has no immediate effect on the listing of VirTra’s shares on Nasdaq. However, if VirTra fails to timely regain compliance with Nasdaq Listing Rule 5250(c)(1), its common stock will be subject to delisting from Nasdaq.

Under Nasdaq rules, VirTra has 60 calendar days to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the plan, then Nasdaq may grant VirTra up to 180 days from the prescribed due date for filing the Form 10-K (as extended pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended) to regain compliance. If Nasdaq does not accept the plan, then VirTra will have the opportunity to appeal that decision to a Nasdaq hearings panel.

VirTra CEO and Chairman Bob Ferris commented, “As we discussed in our recent business update and conference call, our growth over the past two years has necessitated implementing a new ERP system, which, along with COVID-related personnel limitations, has delayed the completion of the audit. We believe these transitory challenges are growing pains for an expanding company that is strengthening its infrastructure to catch up with the success of its business. We are working diligently to complete the independent audit and file our Form 10-K with the SEC as soon as possible while working with Nasdaq to maintain our listing.”

About VirTra, Inc.

VirTra (NASDAQ: VTSI) is a global provider of judgmental use of force training simulators, firearms training simulators and driving simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship, and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

Forward-Looking Statements

The information in this discussion contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “should,” “could,” “predicts,” “potential,” “continue,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements. All forward-looking statements in this document are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider various factors, uncertainties and risks that could affect our future results or operations. These factors, uncertainties and risks may cause our actual results to differ materially from any forward-looking statement set forth in the reports we file with or furnish to the Securities and Exchange Commission (the “SEC”). You should carefully consider these risk and uncertainties described and other information contained in the reports we file with or furnish to the SEC before making any investment decision with respect to our securities. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Relations Contact:

Matt Glover and Jeff Grampp, CFA

Gateway Group, Inc.

VTSI@gatewayir.com

949-574-3860